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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 11, 1998


                                   ----------

                           MIDWAY AIRLINES CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 000-23447                                 36-3915637
          (Commission File Number)             (IRS Employer Identification No.)

                       300 West Morgan Street, Suite 1200
                          Durham, North Carolina 27701
               (Address of principal executive offices) (Zip Code)


                                 (919) 956-4800
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

      On September 3, 1998, Midway Airlines Corporation (the "Company") exercised options to purchase seven (7) new Canadair Regional Jet Aircraft with scheduled delivery dates in 1999. In a related flight equipment matter, the Company suspended lease extension negotiations with the lessor regarding four Fokker 100 aircraft leases expiring during the October 1998 through May 1999 timeframe.

      In connection with the exercise of these options, the Company issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)    EXHIBITS

            99     Press release, dated September 4, 1998.




               All other Items of this report are inapplicable.



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                                   SIGNATURES

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MIDWAY AIRLINES CORPORATION


                                          By: /s/  Jonathan S. Waller
                                              ----------------------------
Dated: September 11, 1998                          Jonathan S. Waller
                                                   Senior Vice President



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